SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                                                   (X)
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(   )     Preliminary Proxy Statement
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(X)     Definitive Proxy Statement
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(   )     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SKINVISIBLE, INC.
________________________________________________________________________________________________________________________
(Name of Registrant as Specified in its Charter)

_________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SKINVISIBLE, INC.
________________________________________________________________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the Shareholders will be held at

3273 E. Warm Springs Rd.
Las Vegas, Nevada 89120

On January 10, 2005 at 10:00 a.m.
_________________________________________________________________________________________________________________________

                                     December 20, 2004
Dear Shareholder:

The annual meeting of the shareholders of Skinvisible, Inc. (the "Company" or “Skinvisible”) will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada, 89120 on January 10, 2005, at 10:00 a.m. Pacific Standard Time, for the following purposes:

          1.     To elect three directors to serve until the next annual meeting or until any successors are elected and qualified;

          2.     To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on December 10, 2004 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice.

All shareholders are invited to attend the meeting in person.

                                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                                           /s/ Terry Howlett
                                                           TERRY HOWLETT
                                                           Chief Executive Officer, Chief Financial Officer and
                                                           Director

Las Vegas, Nevada
December 20, 2004

IMPORTANT
Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SKINVISIBLE, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

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SKINVISIBLE, INC.
6320 South Sandhill Road, Suite 10
Las Vegas, Nevada
89120

                                                                                           December 20, 2004

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD JANUARY 10, 2004

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Skinvisible to be voted at the annual meeting of shareholders of Skinvisible (the “annual meeting”), which will be held at 10:00 a.m. Pacific Time on January 10, 2005, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120. The purpose of the annual meeting is to consider and vote upon the election of its board of directors and such other business as may properly come before the meeting. This proxy statement and the enclosed form of proxy are first being mailed to Skinvisible shareholders on or about December 27, 2004.

RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Skinvisible has fixed the close of business on December 10, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 54,475,062 shares of common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Skinvisible and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Skinvisible will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Skinvisible will bear the costs of

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the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Skinvisible has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Skinvisible will spend approximately an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Skinvisible proxies and related materials may be directed in writing to the Chief Executive Officer, Terry Howlett, at 6320 South Sandhill Road, Suite 10, Las Vegas, Nevada 89120.

VOTE REQUIRED AND VOTING

One Percent (1%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions but who are present, in person or by proxy, at the annual meeting will be counted as present for quorum purposes.

OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Skinvisible, Inc. an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself constitute revocation of a proxy.

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SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

PROPOSAL 1

ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name	Age	Position with the Company
Terry Howlett	56	Chief Executive Officer, Chief Financial Officer, and Director
Jost Steinbruchel	64	Director
Greg McCartney	53	Currently does not hold a position with the Company

Mr. Terry H. Howlett, has been the Company's President & Director since March 5, 1998. Mr. Howlett has a diversified background in market initialization and development, sales and venture capital financing for emerging growth companies. He has held senior management, marketing and sales positions with various companies, including the Canadian Federation of Independent Business, Family Life Insurance, and Avacare of Canada and founded Presley Laboratories, Inc., which marketed cosmetic and skin, care products on a direct sales basis. For the ten years prior to becoming President of the Company, Mr. Howlett was the President and CEO of Voice-it Solutions, Inc., a publicly traded company on the Vancouver Stock exchange that made voice response software for order entry systems.

Mr. Jost Steinbruchel, has been the Company's Director since February 17, 1999. Mr. Steinbruchel has operated his own company since 1984, in Geneva Switzerland specializing in financial engineering in international trade throughout a wide network of banking relations, principally in Europe, China, Australia and Africa. Previously, he spent 20 years of his professional career as an executive in international banking with Lloyds of London, Citicorp and Credit Suisse. Mr. Steinbruchel has a law degree from Sorboure, Paris.

Mr. Greg McCartney is candidate for election to the Company’s board of directors. Mr. McCartney is currently the Chairman of the Board for Genesis Bioventures and also formerly served as their CEO. Genesis Bioventures is currently trading on the American Stock Exchange. Mr. McCartney has over 20 years experience serving as officer and director of both private and public companies in various manufacturing and technology industries. Prior to founding BioLabs in 1997, Mr. McCartney was the founder and director of Aspenwood Holdings Corporation, a business consulting

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firm specializing in financing, public relations and venture capital in the technology and manufacturing industries. From 1986 to 1995 he was the President of an emerging high technology company and also served as officer and director of other companies. Previously, he was involved with international real estate and land development.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY SKINVISIBLE WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

INFORMATION REGARDING THE BOARD

Skinvisible, Inc. does not currently have an audit committee, compensation committee, nominating committee, executive committee, Stock Plan Committee, or any other committees.

During the 2003 and 2004 fiscal year, there were no meetings held by our board of directors. Various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

TERM OF OFFICE

The Company’s directors are appointed for one year terms to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with the Company’s by-laws. Officers of the Company are appointed by its board of directors and hold office until removed by the board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

Our policy regarding related transactions requires that any director or officer who has an interest in any transaction disclose the presence and the nature of the interest to the board of directors prior to any approval of the transaction by the board of directors. The transaction may then be approved by a majority of the disinterested directors, provided that an interested director may be counted in determining the presence of a quorum at the meeting of the board of directors to approve the transaction.

OFFICER / DIRECTOR COMPENSATION

The following table sets forth certain information as to the Company’s Chief Executive Officer and the highest paid officers and directors for its last three fiscal years. No other compensation was paid to any such officers or directors during this time period, except as provided.

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		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Warrants & Options	LTIP payouts ($)	All Other Compensation
Terry Howlett	Director, CEO, and CFO	2001 2002 2003	66,568 27,836 73,000	0 0 0	0 0 0	0 28,000 0	300,000 300,000 1,200,000	0 0 0	0 0 0
Carol Patterson Neves	Director	2001 2002 2003	0 0 0	0 0 0	0 0 0	0 8,000 0	100,000 0 100,000	0 0 0	0 0 0
Jost Steinbruchel	Director	2001 2002 2003	0 0 0	0 0 0	0 0 0	0 28,000 12,000	50,000 100,000 100,000	0 0 0	0 0 0
James Pesklevits	Former Secretary and Treasurer	2001 2002 2003	61,800 54,263 n/a	0 0 n/a	0 0 n/a	10,200 16,000 n/a	46,875 0 n/a	0 0 n/a	0 0 n/a

     ______________________________________________________________________________________________________________________

     Please note that the type and amount of compensation paid in the past may differ materially from what is paid in 2004.

     Options

     The following table sets forth the number of options issued and exercised during the most recent fiscal year-end December 31, 2003, and the value of such options for the Chief Executive Officer and the named Executive Officers.

Name	Number of Securities Underlying Options Granted in Fiscal year	% Of Total Options Granted to Employees in Fiscal Year	Exercise or base price	Expiration Date
Terry Howlett	1,200,000	54.3%	$0.05	4/01/2008
Jost Steinbruchel	100,000	4.5%	$0.05	4/01/2008
Carol Patterson Neves	100,000	4.5%	$0.05	4/01/2008

No options were exercised during the most recent fiscal year-end December 31, 2003 by the Chief Executive Officer or any of the named Executive Officers.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year ended December 31, 2003:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Terry Howlett, CEO, CFO, & Director	10	10	0
Carol Patterson Neves, Director	0	0	0
Jost Steinbruchel, Director	1	1	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides the beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of our common stock outstanding as of December 10, 2004 and by our officers and directors as a group. Except as otherwise indicated, all shares are owned directly.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
Common Stock	Terry Howlett 6320 South Sandhill Road, Suite 10 Las Vegas, Nevada 89120	5,815,352	16.52%
Common Stock	Jost Steinbruchel 6320 South Sandhill Road, Suite 10 Las Vegas, Nevada 89120	1,400,000	4.48%
Common Stock	Carol Patterson Neves 6320 South Sandhill Road, Suite 10 Las Vegas, Nevada 89120	100,000	0.46%
Common Stock	All Officers and Directors as a Group (3 persons)	7,315,352	21.46%
Common Stock	Lutz Family Trust 71 Biltmore Estates Phoenix, AZ 85016	6,500,000	11.91%
Common Stock	York Fidelity Limited 63 Market Street #20-04 Singapore 048942, SINGAPORE	4,800,000	8.79%
___________
* Based on 54,575,248 shares of common stock outstanding as of December 10, 2003.
(1) Mr. Howlett also holds stock options to purchase 1,200,000 shares at a price of $0.05 and warrants to purchase 2,000,000 shares at a price of $0.05.

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(2) Mr. Steinbruchel also holds stock options to purchase 200,000 shares at a price of $0.05 and warrants to purchase 850,000 shares at a price of $0.15.
(3) Ms. Neves also holds stock options to purchase 150,000 shares at a price of $0.05, all of which has vested as of this date.

The Company knows of no other person who is the beneficial owner of more than five percent of the Company’s common stock.

AUDIT FEES

Skinvisible has been billed $17,000 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year ended December 31, 2003 and the reviews of its quarterly financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

FORWARD -LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on our current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Skinvisible’s proxy statement and form of proxy for its next annual meeting of shareholders will be January 10, 2005.

For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or

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the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal.

WHERE YOU CAN FIND MORE INFORMATION

Skinvisible is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Skinvisible files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Sarna and Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2003. Such financial statements can be found in the Company’s 10-KSB filed on April 14, 2004, and are incorporated by reference in this Proxy Statement. Representatives of Sarna and Company are not expected to be present at the Annual Meeting.

By Order of the Board of Directors
of Skinvisible, Inc.

/s/ Terry Howlett
Terry Howlett
President and Chief Executive Officer

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SKINVISIBLE, INC.

PROXYFOR ANNUAL MEETING OF THE SHAREHOLDERS OF SKINVISIBLE, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Howlett with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on January 10, 2005, at 10:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]        Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. Election of directors: Terry Howlett, Jost Steinbruchel, and Greg McCartney

                            FOR Election                   NOT FOR Election
                            of directors                       of directors
                                [_]                                      [_]

Except vote withheld from following nominee(s) listed above.

___________________________    ________________________                      ________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                                                                                                       Dated: ________________, 2005

___________________________            ___________________________

Print Name

___________________________            ___________________________

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY.

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